Exhibit 10.1

SUPPLEMENTAL INDENTURE No. 7

dated as of November 17, 2009

by and between

CENTURY ALUMINUM COMPANY,
as Issuer

THE GUARANTORS A PARTY HERETO,
as Guarantors

and

WILMINGTON TRUST COMPANY,
as Trustee

1.75% CONVERTIBLE SENIOR NOTES DUE AUGUST 1, 2024

THIS SUPPLEMENTAL INDENTURE No. 7 (this “Supplemental Indenture”), entered into as of November 17, 2009, by and between Century Aluminum Company, a corporation duly organized under the laws of the State of Delaware (the “Company”), the guarantors party hereto and Wilmington Trust Company, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Company and the Trustee entered into the Indenture, dated as of August 9, 2004, as amended by Supplemental Indenture No. 1, dated as of October 26, 2004, between the Company and the Trustee, Supplemental Indenture No. 2, dated as of October 26, 2004, among the Company, the guarantors party thereto and the Trustee, Supplemental Indenture No. 3, dated as of July 27, 2005, among the Company, Century Aluminum of Kentucky LLC and the Trustee, Supplemental Indenture No. 4, dated as of December 29, 2005, among the Company, NSA General Partnership and the Trustee, Supplemental Indenture No. 5, dated as of December 21, 2006, among the Company, Century California, LLC and the Trustee and Supplemental Indenture No. 6, dated as of April 20, 2007, among the Company, Century Aluminum Development LLC and the Trustee (as so amended, the “Original Indenture,” and as amended and supplemented by this Supplemental Indenture, hereinafter called the “Indenture”), relating to the Company’s 1.75% Convertible Senior Notes due August 1, 2024 (the “Securities”);

WHEREAS, the Company desires to amend the Original Indenture to modify certain events of default in the Original Indenture relating to its and its restricted subsidiaries’ bankruptcy or insolvency to exclude certain bankruptcies and insolvencies as set forth herein (the “Amendments”);

WHEREAS, the Company launched a consent solicitation to amend the terms of the Original Indenture pursuant to a Consent Solicitation Statement dated as of October 28, 2009 and received the requisite consents to enter into the Amendments;

WHEREAS, Section 11.02 of the Original Indenture provides that the Company and the Trustee may amend or supplement the Original Indenture or the Securities with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding;

WHEREAS, an Officers’ Certificate has been delivered to the Trustee under Sections 11.06 and 12.04(a)(1) of the Original Indenture;

WHEREAS, an Opinion of Counsel has been delivered to the Trustee under Section 12.04(a)(2) of the Original Indenture; and

WHEREAS, pursuant to Sections 11.02 and 11.06 of the Original Indenture, the Trustee and the Company are authorized to execute and deliver this Supplemental Indenture;

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Supplemental Indenture, hereby agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.
2.	Amendments. The Original Indenture be, and hereby is, amended as follows:
2.1	Section 1.01 of the Original Indenture is hereby amended to add the following definition in its proper alphabetical location:

““LEGACY DOMESTIC SUBSIDIARY” means any of the Company’s subsidiaries formed under the laws of, or 50% or more of the assets of which are located in, the United States of America or any jurisdiction thereof and in existence on December 2, 2009, so long as such subsidiary does not directly or indirectly own equity interests in, or is the obligee under debt incurred by, any of the Company’s subsidiaries formed under the laws of any jurisdiction other than the United States of America or any jurisdiction thereof (including any territory or possession).”

2.2	The definition of “SIGNIFICANT SUBSIDIARY” in Section 1.01 of the Original Indenture is hereby amended and restated as follows:

““SIGNIFICANT SUBSIDIARY” means, as of any date of determination, a Subsidiary of the Company, other than any Legacy Domestic Subsidiary, that would constitute a “significant subsidiary” as such term is defined under Rule 1-02 (w) of Regulation S-X of the Commission as in effect on the date of this Indenture or any group of two or more Subsidiaries (other than any group of two or more Legacy Domestic Subsidiaries) that, taken as a whole, would constitute a Significant Subsidiary if they were a single Person.”

3.
Amendments, Supplements and Waivers.  The provisions of this Supplemental Indenture may not be amended, supplemented, or waived except by the execution of a Supplemental Indenture executed by the Company and the Trustee.  Any such amendment shall comply with Article 11 of the Indenture.

4.
Ratification of Original Indenture; Supplemental Indenture Part of Original Indenture.  Except as expressly amended hereby, the Original Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  In the event of a conflict between the terms and conditions of the Original Indenture and the terms and conditions of this Supplemental Indenture, then the terms and conditions of this Supplemental Indenture shall prevail.  This Supplemental Indenture shall form a part of the Original Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

5.
Trust Indenture Acts Controls.  If any provision of this Supplemental Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended (“TIA”), through operation of Section 318(c) thereof, such imposed duties shall control.

6.	Notices. Any demand, authorization notice, request, consent or communication to any of the parties shall be made as set forth in Section 12.02 of the Indenture.
7.	Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
8.	Successors. All agreements of the Company in this Supplemental Indenture shall bind its successor. All agreements of the Trustee in this Supplemental Indenture shall bind its successor.
9.
Multiple Counterparts.  The parties may sign multiple counterparts of this Supplemental Indenture.  Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

10.
Separability.  In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11.
Headings.  The headings of the Sections of this Supplemental Indenture have been inserted for convenience only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

12.	Trustee’s Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Supplemental Indenture, including without limitation in respect of the recitals contained herein.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

CENTURY ALUMINUM COMPANY, as Issuer
By:	/s/ Robert R. Nielsen
	Name:	Robert R. Nielsen
	Title:	Executive Vice President and Corporate Secretary

BERKELEY ALUMINUM, INC., as Guarantor
By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	Vice President

CENTURY ALUMINUM HOLDINGS, INC., as Guarantor
By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	Vice President

CENTURY ALUMINUM OF WEST VIRGINIA, INC., as Guarantor
By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	Vice President

CENTURY KENTUCKY, INC., as Guarantor
By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	Vice President

CENTURY LOUISIANA, INC., as Guarantor
By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	Vice President

HANCOCK ALUMINUM LLC, as Guarantor
By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	Vice President

METALSCO, LLC, as Guarantor
By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	Vice President

SKYLINER, LLC, as Guarantor
By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	Vice President

CENTURY ALUMINUM OF KENTUCKY LLC, as Guarantor
By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	Vice President

NSA GENERAL PARTNERSHIP, as Guarantor
By: Skyliner, LLC General Partner
By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	Vice President

CENTURY CALIFORNIA, LLC, as Guarantor
By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	Vice President

CENTURY ALUMINUM DEVELOPMENT LLC, as Guarantor
By:	/s/ Michelle Lair
	Name:	Michelle Lair
	Title:	Vice President

CENTURY ALUMINUM OF KENTUCKY GENERAL PARTNERSHIP, as Guarantor
By: Skyliner, LLC General Partner
By:	/s/ Steve Schneider
	Name:	Steve Schneider
	Title:	Vice President

VIRGIN ISLANDS ALUMINA CORPORATION LLC, as Guarantor
By:	/s/ William J. Leatherberry
	Name:	William J. Leatherberry
	Title:	Attoreny-in-Fact

WILMINGTON TRUST COMPANY, as Trustee
By:	/s/ Lori L. Donahue
	Name:	Lori L. Donahue
	Title:	Assistant Vice President